Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Archon Corporation (the “Company”) on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Paul W. Lowden, Chief Executive Officer of the Company, and John M. Garner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2003, that to our knowledge:

(i)	the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004

/s/ Paul W. Lowden
Paul W. Lowden Chairman of the Board and President (Principal Executive Officer)

/s/ John M. Garner
John M. Garner Chief Financial Officer (Principal Accounting and Financial Officer)

This certification accompanies the above described Report on Form 10-Q pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities

Exchange Act of 1934, as amended.